SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported): July 24, 2000


                              PERCEPTRON, INC.
           (Exact name of registrant as specified in its charter)


    Michigan                      0-20206                    38-2381442
(State or Other           (Commission File Number)        (IRS Employer
 Jurisdiction                                            Identification No.)
of Incorporation)

    47827 Halyard Drive, Plymouth, MI                               48170
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (734) 414-6100



        (Former name or former address, if changed since last report)

Item 5.  Other Events

        The Registrant's 2000 annual meeting of shareholders is scheduled to be held on Monday, December 4, 2000, at 9:00 a.m., local time, at the Registrant's offices located at 47827 Halyard Drive, Plymouth, Michigan.

        In order to be considered for inclusion in the Registrant's proxy statement and form of proxy for the 2000 annual meeting of shareholders, any proposal by a shareholder which is eligible for inclusion in the Registrant's proxy statement for that meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Registrant at its principal office at 47827 Halyard Drive, Plymouth, Michigan 48170, Attention: John J. Garber, Vice President and Chief Financial Officer, on or before August 25, 2000. In order to curtail controversy as to the date on which a proposal was received by the Registrant, it is suggested that proposals be submitted by certified mail, return receipt requested.

        In addition, shareholder proposals intended to be presented at the 2000 annual meeting which are not eligible for inclusion in the Registrant's proxy statement for that meeting under Rule 14a-8 are considered timely under Rule 14a-5 of the Exchange Act if received by John J. Garber, Vice President and Chief Financial Officer, at the above address, on or before August 25, 2000.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PERCEPTRON, INC.



Date: July 24, 2000              By: /S/ John J. Garber
                                 John J. Garber
                                 Vice President and Chief Financial Officer